Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of iTeos Therapeutics, Inc. (the “Company”) on Form 10-Q for the period ending March 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 28, 2025	By:	/s/ Michel Detheux
Michel Detheux
Chief Executive Officer
(Principal Executive Officer)

Date: April 28, 2025	By:	/s/ Matthew Gall
Matthew Gall
Chief Financial Officer
(Principal Financial and Accounting Officer)

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to iTeos Therapeutics, Inc. and will be retained by iTeos Therapeutics, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.